                            AGREEMENT OF JOINT FILING

     The parties listed below agree that the Amendment No. 23 to Schedule 13D to which this agreement is attached as an exhibit, and all further amendments thereto, shall be filed on behalf of each of them. This Agreement is intended to satisfy Rule 13d-1(k) under the Securities Exchange Act of 1934, as amended. This Agreement may be executed in any number of counterparts, each of them shall be deemed an original, but all of which together shall constitute one and the same instrument.

Dated: May 7, 2002
                                   AIMCO PROPERTIES, L.P.

                                   By:  AIMCO-GP, INC.
                                           (General Partner)


                                   By: /s/ Patrick J. Foye
                                       ------------------------------------
                                           Executive Vice President

                                   AIMCO-GP, INC.


                                   By: /s/ Patrick J. Foye
                                       ------------------------------------
                                           Executive Vice President

                                   APARTMENT INVESTMENT AND
                                   MANAGEMENT COMPANY


                                   By: /s/ Patrick J. Foye
                                       ------------------------------------
                                           Executive Vice President

                                   INSIGNIA PROPERTIES, L.P.

                                   By: AIMCO/IPT, INC.
                                       (General Partner)


                                   By: /s/ Patrick J. Foye
                                       ------------------------------------
                                           Executive Vice President


                                   AIMCO/IPT, INC.


                                   By: /s/ Patrick J. Foye
                                       ------------------------------------
                                           Executive Vice President

                                   MADISON RIVER
                                   PROPERTIES, L.L.C.


                                   By: /s/ Patrick J. Foye
                                       ------------------------------------
                                           Executive Vice President